United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐  Definitive Information Statement

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

THE TARGET PORTFOLIO TRUST

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STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Strategic Partners Small Capitalization Value Fund

THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

INFORMATION STATEMENT

February        , 2006

To The Shareholders:

On September 8, 2005, at a regular meeting of the Board of Trustees of Strategic Partners Style Specific Funds and The Target Portfolio Trust (the Companies), the Trustees approved new subadvisory agreements for the Strategic Partners Small Capitalization Value Fund, a series of Strategic Partners Style Specific Funds and the Small Capitalization Value Portfolio, a series of The Target Portfolio Trust.  The parties to the new subadvisory agreements are Prudential Investments LLC (PI or the Manager) and Vaughan Nelson Management L.P. (Vaughan Nelson).  Vaughan Nelson will join J.P. Morgan Investment Management, Inc., NFJ Investment Group, Lee Munder Investments Ltd and EARNEST Partners LLC as a subadviser of each Fund.  This information statement describes the circumstances surrounding the Board’s approval of the new subadvisory agreements and provides you with an overview of its terms.    PI will continue as each Fund’s investment manager. This information statement does not require any action by you.  It is provided to inform you about the new subadviser.

By order of the Board,

Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Strategic Partners Small Capitalization Value Fund

THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

INFORMATION STATEMENT

February      , 2006

This information statement is being furnished to shareholders of Strategic Partners Small Capitalization Value Fund, a series of Strategic Partners Style Specific Funds and Small Capitalization Value Portfolio, a series of The Target Portfolio Trust (together, the Funds), in lieu of a proxy statement, pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC).  The order permits each Company’s investment manager to hire new unaffiliated subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

Each of Strategic Partners Style Specific Funds and The Target Portfolio Trust (together, the Companies) is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Delaware statutory trust.

Each Company’s Trustees are collectively referred to herein as the “Board,” “Board Members” or “Trustees.”  Each Company’s principal executive office is at 100 Mulberry Street, Newark, NJ 07102-4077.

The Companies are providing shareholders investing in the Funds as of November 11, 2005 with this information statement. This information statement relates to the approval by the Board of Trustees of new subadvisory agreements (the Subadvisory Agreements) each dated as of October 4, 2005, between Prudential Investments LLC (PI or the Manager) and Vaughan Nelson Management L.P. (Vaughan Nelson) with respect to the respective Fund, copies of which   are attached hereto as Exhibit A (the Subadvisory Agreements).   Vaughan Nelson will join J.P. Morgan Investment Management, Inc. (J.P. Morgan), NFJ Investment Group (NFJ), Lee Munder Investments Ltd (Lee Munder) and EARNEST Partners LLC (Earnest) as a subadviser of each Fund.  The subadvisory agreements with J.P. Morgan, NFJ, Lee Munder and Earnest were last approved by the Trustees of each Company, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), on June 8, 2005.

Each Fund will pay for the costs associated with preparing and distributing this information statement to its shareholders.  This information statement will be mailed on or about February 9, 2006.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as The Target Portfolio Trust’s Manager under a management agreement dated as of November 12, 1998 and as Strategic Partners Style Specific Fund’s Manager under a management agreement dated as of August 25, 1999.   PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc.  As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.  Information concerning each Company’s current management arrangements can be found in Exhibit B.

Shareholder Annual and Semi-Annual Reports

Annual and semi-annual reports are sent to shareholders.  Only one annual or semi-annual report is delivered to multiple security holders sharing an address unless the Fund receives contrary instructions from one or more of the security holders.  A copy of each Fund’s annual report may be obtained without charge by writing the respective Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of the Fund is set forth in Exhibit D.

NEW SUBADVISORY AGREEMENTS

On September 8, 2005, the Trustees of each Fund, including the Independent Trustees, unanimously approved the Subadvisory Agreements and the recommendation by the Manager to add Vaughan Nelson as a subadviser to each Fund. The Trustees decided to appoint Vaughan Nelson as a subadviser to the Funds after PI informed the Board that the Funds’ subadvisers had informed PI that they were approaching the maximum level of assets at their respective firms that they could each efficiently manage under current market conditions or were approaching the predetermined asset commitment level agreed to with PI.  Consequently, PI recommended that the Board approve the Subadvisory Agreements with Vaughan Nelson, and that each Fund’s assets be reallocated among J.P. Morgan, NFJ, Lee Munder, Earnest and Vaughan Nelson.

The terms and conditions of the Subadvisory Agreement are substantially similar to those of the existing subadvisory agreements with J.P. Morgan, NFJ, Lee Munder and Earnest except that the fee rate to be charged to Vaughan Nelson under the Subadvisory Agreements differs from the fee rates charged by J.P. Morgan, NFJ, Lee Munder and Earnest pursuant to their respective subadvisory agreements.   The Manager, not the Funds, pays an advisory fee to Vaughan Nelson.  Therefore, the addition of a new subadviser does not mean any change in advisory fees paid by the Funds.  A copy of each Subadvisory Agreement is attached as Exhibit A to this Information Statement.

Under the Subadvisory Agreements, Vaughan Nelson renders investment advice to each Fund in accordance with the investment objective and policies of the Fund as established by its Board, and also makes investment decisions to purchase and sell securities on behalf of each Fund, subject to the supervision of the Fund’s Manager.

Section 15 of the Investment Company Act (Section 15) requires that a majority of a mutual fund’s outstanding voting securities approve the fund’s subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI, certain funds and any future open-end management investment company managed by PI, provided that PI and the Funds comply with the conditions of the order.  According to the Manager of Managers Order, which is subject to a number of conditions, PI may enter into subadvisory agreements with unaffiliated advisers without receiving prior shareholder approval.

Information Concerning Vaughan Nelson

Vaughan Nelson is a Houston-based investment counseling firm, founded in 1970.  Vaughan Nelson is a wholly owned subsidiary of IXIS Asset Management North America, L.P. and operates independently with its own proprietary research process and investment team.  As of September 30, 2005, Vaughan Nelson had over $4.5 billion in assets under management.  Vaughan Nelson is located at 600 Travis Street, Suite 6300, Houston, Texas 77002.

Exhibit C contains information about the other mutual funds managed by Vaughan Nelson with investment objectives and strategies similar to those of the Funds.  Exhibit C also lists the principal executive officers and directors of Vaughan Nelson.

Board Consideration of Subadvisory Agreements

At a regular in-person meeting of the Board held on September 8, 2005, at which a majority of the Trustees of each Fund were in attendance (including a majority of the Independent Trustees), the Board considered whether the approval of the Subadvisory Agreements with Vaughan Nelson was in the best interests of each Fund and its investors.  The Board considered information indicating that increasing the number of subadvisers for the Funds would relieve the existing subadvisers’ capacity concerns for the Funds.  Before approving the Subadvisory Agreements, and in advance of the meeting, each Fund’s Board considered information provided by PI throughout the year at regular Board meetings and reviewed performance, compliance and organizational materials regarding Vaughan Nelson.  The Board also received formal presentations from PI at the September 8, 2005 meeting.  Representatives of Vaughan Nelson participated in the discussions with the Board at the meeting.

In making the determination to appoint Vaughan Nelson to share subadvisory responsibilities for each Fund with J.P. Morgan, NFJ, Lee Munder and Earnest, the Board, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by the existing subadvisers under the current subadvisory agreements and those that would be provided to the Funds by Vaughan Nelson, noting that the nature and extent of services under the existing and new agreements were generally similar in that J.P. Morgan, NFJ, Lee Munder, Earnest and Vaughan Nelson are each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of Vaughan Nelson’s portfolio management team.  The Board met in person with representatives of Vaughan Nelson and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Funds.  The Board was also provided with information pertaining to the organizational structure, senior management, investment operations and other relevant information pertaining to Vaughan Nelson.   The Board noted that it received a favorable compliance report from the Funds’ Chief Compliance Officer (COO) as to Vaughan Nelson, summarizing his comfort from a compliance perspective with respect to PI’s recommendation to hire Vaughan Nelson.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services   anticipated to be provided to the Fund by Vaughan Nelson and that there was a reasonable basis on which to conclude that the quality of investment advisory services to be provided by Vaughan Nelson under the new Subadvisory Agreements should equal the quality of similar services provided by the existing subadvisers under the existing subadvisory agreements.

Performance of the Funds

The Board received and considered information about the Strategic Partners Small Capitalization Value Fund’s historical performance for periods ending September 30, 2005, noting that the Fund’s net performance that was in the top half in relation to a peer group of funds over the one-year, three-year and five- year periods. The Board received and considered information about the Small Capitalization Value Portfolio’s historical performance for periods ending September 30, 2005, noting that the Fund’s net performance that was in the top half in relation to a peer group of funds over the one-year, three-year and five- year periods. The Board also reviewed the separate performance of the “sleeves” of the Funds managed by the existing subadvisers.

The Board received and considered information regarding the performance of other investment companies managed by Vaughan Nelson utilizing an investment style and strategy similar to that proposed for the Fund, noting that Vaughan Nelson had generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rate

The Board considered the proposed subadvisory fee rate payable by PI to Vaughan Nelson under each Subadvisory Agreement. The Subadvisory Agreement with respect to each Fund calls for a fee rate of 0.40% of average daily net assets to $250 million and 0.35% of average daily net assets over $250 million. The Board also considered, among other things, the fee rates payable to Vaughan Nelson by other funds for which Vaughan Nelson serves as subadviser.  As a result of the above considerations, the Board concluded that Vaughan Nelson’s proposed subadvisory fee rate under the new Subadvisory Agreements was reasonable.

Subadviser’s Profitability

Because the engagement of Vaughan Nelson is new, there is no historical profitability with regard to its arrangements with the Funds.  As a result, the Board did not consider this factor.  The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees would not change the fees paid by the Funds.  Instead, any increase or decrease would increase or decrease, as applicable, the net fee retained by the Manager.  The Board noted that it reviews the Manager’s profitability in connection with its annual review of advisory agreements.

Economies of Scale

The Board noted that the overall advisory fees paid by each Fund contain breakpoints that reduce the fee rate on assets above specified levels, and, accordingly, reflect the potential to share economies of scale.   The Board noted that it reviews economies of scale and breakpoints in connection with its annual review of advisory agreements.

Other Benefits to Vaughan Nelson or its Affiliates

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Vaughan Nelson and its affiliates as a result of Vaughan Nelson’s relationship with each Fund.  The Board concluded that any potential benefits to be derived by Vaughan Nelson included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those benefits generally derived by investment managers and subadvisers to mutual funds.

 The Board concluded that these reasons supported its selection of Vaughan Nelson and unanimously approved the Subadvisory Agreements.

Terms of the Subadvisory Agreement

The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copy of the Subadvisory Agreements attached as Exhibit A to this information statement.

Under each Subadvisory Agreement, the subadviser is compensated by the Manager (and not the Funds) for the portion of assets it manages at the following annual rate: 0.40% of average daily net assets to $250 million and 0.35% of average daily net assets over $250 million.

Each Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, Vaughan Nelson is responsible for managing the investment operations of a portion of the assets of each Fund and for making investment decisions and placing orders to purchase and sell securities for such portion of each Fund, all in accordance with the investment objective and policies of each Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees.  In accordance with the requirements of the Investment Company Act, Vaughan Nelson will provide the Manager with all books and records relating to the transactions it executes and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) each Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, (2) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund’s management agreement with the Manager, and (3) each Subadvisory Agreement may be terminated at any time by the respective Subadviser or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the Subadvisory Agreement.

Each Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Vaughan Nelson will not be liable for any act or omission in connection with its activities as subadviser to the Funds.

Shareholder Proposals

As Delaware statutory trusts, the Funds are not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or each Fund’s Declaration of Trust.  A shareholder proposal intended to be presented at any meeting of shareholders of each Fund must be received by the Fund a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Fund’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs
Secretary

Dated: February       , 2006

EXHIBIT A

THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 4th day of October, 2005 between Prudential Investments LLC (PI, or the Manager), a New York limited liability company, and Vaughan Nelson Value Management, L.P. (Vaughan Nelson or the Subadviser), a Delaware limited partnership.

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Target Portfolio Trust, a Delaware statutory trust (the Fund) and a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to a portion of the Fund’s portfolio and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance.  The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law.  The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution.  Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party.  The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act.  The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request.  The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliate shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages.  The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time.  The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.  Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) The Subadviser shall authorize and permit any of its , officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected.  Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act.  The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records.  The Fund’s books and records maintained by the Subadviser shall be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices.  The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund.  These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations.  In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager.  The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics.  The Subadviser shall follow such Code of Ethics in performing its services under this Agreement.  Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations.  In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request.  The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission.  The Subadviser shall provide the Manager with any certification, documentation or other information requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation.  The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(i) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund.  The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund.  In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request.  Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager.  The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future.  Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager.  Upon written request of the Fund or the

Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement.  The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers,  and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  The Subadviser shall indemnify the Manager, its affiliated persons, its officers,  and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.  The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.  Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 600 Travis, Suite 6300, Houston, TX 77002-3071, Attention: President.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s , officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser does not approve of the form of such material in advance.  Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

10. This Agreement shall be governed by the laws of the State of New York.

11. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:	Robert F. Gunia
Title:	Executive Vice President

VAUGHAN NELSON VALUE MANAGEMENT L.P.

By:
Name:	Lee A. Lahourcade
Title:	President and CEO
Vaughan Nelson Investment Management Inc., its general partner.

SCHEDULE A

THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

As compensation for services provided by Vaughan Nelson Value Management L.P. for management of a portion of the Fund’s portfolio, Prudential Investments LLC will pay Vaughan Nelson Value Management L.P. a monthly fee equal, on an annualized basis, to the following:

Fund Name	Advisory Fee
Small Capitalization Value Portfolio	0.40% of average daily net assets to $250 million; 0.35% of average daily net assets over $250 million.

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Strategy Partners Small Capitalization Value Fund

SUBADVISORY AGREEMENT

Agreement made as of this 4th day of October, 2005 between Prudential Investments LLC (PI, or the Manager), a New York limited liability company, and Vaughan Nelson Value Management, L.P. (Vaughan Nelson or the Subadviser), a Delaware limited partnership.

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with Strategic Partners Style Specific Funds, a Delaware statutory trust (the Fund) and a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to a portion of the Fund’s portfolio and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance.  The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law.  The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution.  Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party.  The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act.  The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request.  The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliate shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages.  The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time.  The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.  Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) The Subadviser shall authorize and permit any of its , officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected.  Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act.  The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records.  The Fund’s books and records maintained by the Subadviser shall be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices.  The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund.  These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations.  In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager.  The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the

Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics.  The Subadviser shall follow such Code of Ethics in performing its services under this Agreement.  Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations.  In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request.  The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission.  The Subadviser shall provide the Manager with any certification, documentation or other information requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation.  The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(i) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund.  The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund.  In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request.  Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager.  The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future.  Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager.  Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement.  The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers,  and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  The Subadviser shall indemnify the Manager, its affiliated persons, its officers,  and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.  The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.  Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 600 Travis, Suite 6300, Houston, TX 77002-3071, Attention: President.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s , officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser does not approve of the form of such material in advance.  Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

10. This Agreement shall be governed by the laws of the State of New York.

11. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:	Robert F. Gunia
Title:	Executive Vice President

VAUGHAN NELSON VALUE MANAGEMENT L.P.

By:
Name:	Lee A. Lahourcade
Title:	President and CEO
Vaughan Nelson Investment Management Inc., its general partner.

SCHEDULE A

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Strategic Partners Small Capitalization Value Fund

As compensation for services provided by Vaughan Nelson Value Management L.P. for management of a portion of the Fund’s portfolio, Prudential Investments LLC will pay Vaughan Nelson Value Management L.P. a monthly fee equal, on an annualized basis, to the following:

Fund Name	Advisory Fee
Strategic Partners Small Capitalization Value Fund	0.40% of average daily net assets to $250 million; 0.35% of average daily net assets over $250 million.

EXHIBIT B

MANAGEMENT OF THE COMPANY

The Manager

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as The Target Portfolio Trust’s Manager under a management agreement dated as of November 9, 1992, and as Strategic Partners Style Specific Fund’s Manager under a management agreement dated as of August 25, 1999.

The Management Agreements for  the Companies were last approved by the Trustees of the Company, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on June 23, 2005.   The Management Agreement for Strategic Partners Style Specific Funds was last approved by the sole shareholder of the Company on September 13, 1999. The Management Agreement for The Target Portfolio Trust was last approved by the sole shareholder of the Company on October 14, 1992.

Terms of the Management Agreement

Pursuant to the Management Agreement, PI is subject to the supervision of the Trustees and, in conformity with the stated policies of each Company, manages both the investment operations of each Company, and the composition of each Company’s investment portfolio, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Company. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment subadvisory agreements.

The Manager reviews the performance of all subadvisers engaged for each Company, and makes recommendations to the Trustees with respect to the retention and renewal of contracts.  In connection therewith, the Manager is obligated to keep certain books and records of the Fund.  The Manager also administers the Company’s business affairs and, in connection therewith, furnishes each Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by PFPC Trust Company (PFPC), the Companies’ custodian, and Prudential Mutual Fund Services LLC (PMFS), the Companies’ transfer and dividend disbursing agent. The management services of the Manager for each Company are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its Trustees, officers and employees who have been elected as Trustees or officers of each Company to serve in the capacities in which they have been elected.  All services furnished by the Manager under the Management Agreement may be furnished by any such Trustees, officers or employees of the Manager.

In connection with its management of the business affairs of each Company, the Manager bears the following expenses:

(a) the salaries and expenses of all of its and the Company’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Company’s subadvisers;

(b) all expenses incurred by the Manager or by the Company in connection with managing the ordinary course of the Company’s business, other than those assumed by the Company, as described below; and

(c) the fees payable to each subadviser pursuant to the subadvisory agreement between the Manager and each subadviser.

For its services, the Manager is compensated by the Strategic Partners Small Capitalization Value Fund at the rate of .70 of 1.00% of average daily net assets and by the Small Capitalization Value Portfolio at the rate of .60 of 1.00% of average daily net assets.

Under the terms of the Management Agreement, each Company is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Company’s subadvisers, (c) the fees and certain expenses of the Company’s custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Company and of pricing Company shares, (d) the charges and expenses of the Company’s legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions, (f) all taxes and corporate fees payable by the Company to governmental agencies, (g) the fees of any trade associations of which the Company may be a member, (h) the cost of share certificates representing shares of the Company, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC and qualifying the Company’s shares under state securities laws, including the preparation and printing of the Company’s registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company’s business.

Each Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the respective Company in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. Each Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Company, by vote of a majority of the Company’s outstanding voting securities (as defined in the Investment Company Act) or by the Company, upon not more than 60 days’ nor less than 30 days’ written notice to the Company.

Information About PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential’s address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

PI acts as manager or co-manager for the following investment companies:

American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds,  Strategic Partners Style Specific Funds, Strategic Partners Real Estate Fund, The Prudential Series Fund, The Prudential Investment Portfolios, Inc., The Target

Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PI’s Officers

The business and other connections of   PI’s principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Deborah A. Docs	Vice President and Assistant Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer

President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of the Asia Pacific Fund, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI.

Kathryn Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Senior Vice President and Assistant Secretary (since November 2004) of Prudential Investments LLC; previously General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Jonathan Shain	Vice President and Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

The Distributor and Transfer Agent

Prudential Investment Management Service LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of the Funds under a distribution agreement with the Companies. The Distributor is a subsidiary of Prudential.

The transfer agent for Strategic Partners Small Capitalization Value Fund and Small Capitalization Value Portfolio during each Fund’s most recent fiscal year was Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Newark, NJ 07102.  PMFS received $                for its services in connection with the Strategic Partners Small Capitalization Value Fund during the fiscal year ended July 31, 2005. PMFS received $                 for its services in connection with the Small Capitalization Value Portfolio during the fiscal year ended December 31, 2005. [to come]

Brokerage

During its fiscal year ended December 31, 2004, the Small Capitalization Value Portfolio paid aggregate commissions of $184,846, none of which were paid to affiliated brokers.

During its fiscal year ended July 31, 2005, Strategic Partners Small Capitalization Value Fund paid aggregate commissions of $120,595, none of which were paid to affiliated brokers.

OFFICER INFORMATION

Strategic Partners Style Specific Funds

The Target Portfolio Trust

Name (Date of Birth)	Office(s) With the Companies	Principal Occupations
Judy A. Rice (1/26/48)	President

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Robert F. Gunia (12/15/46)	Vice President

Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of PIMS; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of PMFS; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Grace C. Torres (6/28/59)	Treasurer and Principal Financial and Accounting Officer

Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of ASISI and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Deborah A. Docs (1/19/58)	Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain (8/9/58)	Assistant Secretary (with respect to the Strategic Partners Style Specific Funds only)

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Kathryn Quirk (12/3/52)	Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Senior Vice President and Assistant Secretary (since November 2004) of Prudential Investments LLC; previously General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Lee D. Augsburger (6/7/59)	Chief Compliance Officer

Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (10/12/64)	Anti-Money Laundering Compliance Officer

Vice President, Prudential Insurance (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Officer (since 2003) of ASISI, American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

EXHIBIT C

OTHER FUNDS MANAGED BY VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

The following table sets forth information relating to the other registered investment company portfolios for which Vaughan Nelson acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of Strategic Partner Small Capitalization Value Fund and Small Capitalization Value Portfolio.

Fund	Annual Management Fee (as a % of average net assets [to come]	Approximate net assets (mm) under management as of 12/31/05
DISCOVERY GROUP OF FUNDS - NORTH AMERICA ALL CAP		$7.0
IXIS ADVISOR FUNDS - VAUGHAN NELSON SMALL CAP VALUE FUND		$111.7
IXIS INTERNATIONAL FUNDS (LUX) 1 - IXIS VAUGHAN NELSON US SMALL CAP VALUE		$21.4
JPMORGAN FLEMING SERIES TRUST - JP MORGAN MULTI-MANAGER SMALL CAP VALUE FUND		$37.6
PACIFIC SELECT FUND - VAUGHAN NELSON SMALL CAP VALUE		$70.3
PRINCIPAL INVESTORS FUND - PARTNERS SMALL CAP VALUE FUND II		$20.5
RMB MULTIMANAGERS - US SMALL CAP EQUITY		$10.7
STRATEGIC PARTNERS ASSET ALLOCATION FUNDS - CONSERVATIVE GROWTH FUND		$2.6
STRATEGIC PARTNERS ASSET ALLOCATION FUNDS - HIGH GROWTH FUND		$2.6
STRATEGIC PARTNERS ASSET ALLOCATION FUNDS - MODERATE GROWTH FUND		$2.6

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MANAGEMENT OF VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

The table below lists the name, address, position with Vaughan Nelson and principal occupation during the past five years for the principal executive officers and directors of Vaughan Nelson.

Name and Address*	Position with Vaughan Nelson and Principal Occupation
Lee A. Lahourcade	President, CEO and Director
Richard B. Faig	CFO, Chief Compliance Officer
Beverly Mills Bearden	Director
John T. Hailer	Director

*The address of each person is: 600 Travis, Suite 6300, Houston, TX 77002-3071.

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EXHIBIT D

SHAREHOLDER INFORMATION

Strategic Partners Small Capitalization Value Fund

As of January 27, 2006 the Trustees and officers of Strategic Partners Style Specific Funds, as a group, owned less than 1% of the outstanding shares of the Strategic Partners Small Capitalization Value Fund.

As of January 27, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Strategic Partners Small Capitalization Value Fund were as follows:  [to come]

Name	Address	Class	Shares/%

No Trustees or officers of the Strategic Partners Style Specific Fund own shares in Strategic Partners Small Capitalization Value Fund.

Small Capitalization Value Portfolio

As of January 27, 2006 the Trustees and officers of The Target Portfolio Trust, as a group, owned less than 1% of the outstanding shares of the Small Capitalization Value Portfolio.

As of January 27, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Small Capitalization Value Portfolio were as follows:   [to come]

Name	Address	Class	Shares/%

No Trustees or officers of The Target Portfolio Trust own shares in the Small Capitalization Value Portfolio.

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